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                                                                    EXHIBIT 10.1

          AMENDMENT TO THE 1986 OPTION PLAN ADOPTED BY THE BOARD OF
           DIRECTORS OF ALC COMMUNICATIONS CORPORATION MAY 18, 1995

PART 9 - ADD THE FOLLOWING PROVISION

The adjustment of the kind and number of shares subject to outstanding options granted under the 1986 Option Plan, and the price for which shares may be purchased upon the exercise of such outstanding options, shall be in the manner set forth in Section 5.10 of the Merger Agreement, as of the effective time of the Merger.